Exhibit 99.1

Starboard Value Acquisition Corp. Announces Date for the Special Meeting of Stockholders to Approve Merger with Cyxtera Technologies

•	Special Meeting of stockholders to approve proposed business combination with Cyxtera Technologies, Inc. to be held on July 28, 2021

•	Record date for special meeting is June 28, 2021

•	Upon closing, shares of common stock and warrants of the combined company will be listed on NASDAQ under the new ticker symbols “CYXT” and “CYXTW”

NEW YORK, NY, July 16, 2021 – Starboard Value Acquisition Corp. (“SVAC”) (NASDAQ:SVAC), announced today that it has called a special meeting of its stockholders (the “Special Meeting”) for July 28, 2021 to, among other things, approve the proposed business combination (the “Merger”) with Cyxtera Technologies, Inc. (“Cyxtera”). Notice of the Special Meeting was mailed on or about July 16, 2021 to stockholders of record as of the close of business on June 28, 2021 (the “Record Date”). Due to concerns about the coronavirus (COVID-19), SVAC will hold the Special Meeting solely by means of remote communication and provide for the ability of stockholders to attend the Special Meeting by means of remote communication. Details on how to participate are included in SVAC’s definitive proxy statement which was filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2021.

SVAC stockholders who need assistance in completing the proxy card, need additional copies of the proxy materials, or have questions regarding the Special Meeting may contact SVAC’s proxy solicitor, Okapi Partners, toll free at (855) 305-0857; banks and brokers call at (212) 297-0720.

In connection with the Special Meeting, SVAC’s stockholders that wish to exercise their redemption rights must do so no later than 4:30 p.m. Eastern Time on July 26, 2021 (two business days before the special meeting) by following the procedures specified in the definitive proxy statement for the Special Meeting.

The closing of the Merger is subject to approval by SVAC’s stockholders and the satisfaction of other customary closing conditions and is expected to close as soon as practicable following the Special Meeting.

About Starboard Value Acquisition Corp.

Starboard Value Acquisition Corp. is a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. The Company’s sponsor, SVAC Sponsor LLC (the “Sponsor”), is an affiliate of Starboard Value LP. For more information, please go to StarboardSVAC.com.

About Cyxtera

Cyxtera is a global leader in data center colocation and interconnection services. The company operates a footprint of more than 60 data centers around the world, providing services to more than 2,300 leading enterprises and U.S. federal government agencies. Cyxtera brings proven operational excellence, global scale, flexibility and customer-focused innovation together to provide a comprehensive portfolio of data center and interconnection services. On February 22, 2021, Cyxtera announced that it entered into a definitive agreement to merge with Starboard Value Acquisition Corp. (NASDAQ: SVAC), a publicly traded special purpose acquisition company. The parties expect to complete the transaction in mid-2021, subject to customary closing conditions, including the receipt of regulatory approvals and approval by SVAC’s stockholders. For more information, please visit www.cyxtera.com.

Additional Information about the Business Combination and Where to Find It

In connection with the transactions contemplated by the merger agreement related to the Merger (the “Transactions”), SVAC filed a proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission (the "SEC"), which was distributed to holders of SVAC’s common stock in connection with SVAC’s solicitation of proxies for the vote by the SVAC stockholders with respect to the Transactions and other matters as described in the Proxy Statement. SVAC urges its stockholders and other interested persons to read the Proxy Statement and amendments thereto and documents incorporated by reference therein, as well as other documents filed with the SEC in connection with the Transactions, as these materials will contain important information about SVAC, Cyxtera and the Transactions. The definitive Proxy Statement was mailed to SVAC’s stockholders on or about July 16, 2021. Stockholders are also be able to obtain copies of such documents, without charge, at the SEC’s website at www.sec.gov, or by directing a request to: Starboard Value Acquisition Corp., 777 Third Avenue, 18th Floor, New York, NY 10017.

Participants in the Solicitation

SVAC, Cyxtera and its directors and executive officers, under SEC rules, may be deemed to be participants in the solicitation of proxies of SVAC’s stockholders in connection with the Transactions. Stockholders of SVAC may obtain more detailed information regarding the names, affiliations and interests of SVAC’s directors and executive officers in SVAC’s final prospectus for its initial public offering filed with the SEC on September 11, 2020 and in the Proxy Statement relating to the Transactions. Information concerning the interests of SVAC’s participants in the solicitation, which may, in some cases, be different than those of SVAC’s stockholders generally, is set forth in the Proxy Statement relating to the Transactions.

Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements generally are identified by the words “expects,” “will,” “projected,” “continue,” “increase,” and/or similar expressions that concern Cyxtera’s or SVAC’s strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on management’s belief or interpretation of information currently available. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Cyxtera’s or SVAC’s control. Actual results and condition (financial or otherwise) may differ materially from those indicated in the forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that could cause actual results and conditions to differ materially from those indicated in the forward-looking statements, including, but not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; the ability of the parties to successfully or timely consummate the Transactions, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Transactions, the risk that legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) could cause unforeseen delays in the timing of the Transactions and negatively impact the trading price of SVAC’s securities and the attractiveness of the Transactions to investors, or that the required stockholder approval may not be obtained; failure to realize the anticipated benefits of the Transactions; the risk that the market price of the combined company’s securities may decline following the consummation of the Transactions if the Transaction’s benefits do not meet the expectations of investors or securities analysts; risks relating to the uncertainty of Cyxtera’s projected operating and financial information; the impact of Cyxtera’s substantial debt on its future cash flows and its ability to raise additional capital in the future; adverse global economic conditions and credit market uncertainty; the regulatory, currency, legal, tax and other risks related to Cyxtera’s international operations; the United Kingdom’s withdrawal from the European Union and the potential negative effect on global economic conditions, financial markets and Cyxtera’s business; the effects of the COVID-19 pandemic on Cyxtera’s business or future results; the ability to access external sources of capital on favorable terms or at all, which could limit Cyxtera’s ability to execute its business and growth strategies; fluctuations in foreign currency exchange rates in the markets in which Cyxtera operates internationally; physical and electronic security breaches and cyber-attacks which could disrupt Cyxtera’s operations; Cyxtera’s dependence upon the demand for data centers; Cyxtera’s products and services having a long sales cycle that may harm its revenues and operating results; any failure of Cyxtera’s physical infrastructure or negative impact on its ability to provide its services, or damage to customer infrastructure within its data centers, which could lead to significant costs and disruptions that could reduce Cyxtera’s revenue and harm its business reputation and financial results; inadequate or inaccurate external and internal information, including budget and planning data, which could lead to inaccurate financial forecasts and inappropriate financial decisions; maintaining sufficient insurance coverage; environmental regulations and related new or unexpected costs; climate change and responses to it; prolonged power outages, shortages or capacity constraints; the combined company’s ability to recruit or retain key executives and qualified personnel; the ability to compete successfully against current and future competitors; Cyxtera’s fluctuating operating results; incurring substantial losses, as Cyxtera has previously; Cyxtera’s ability to renew its long-term data center leases on acceptable terms, or at all; Cyxtera’s government contracts, which are subject to early termination, audits, investigations, sanctions and penalties; failure to attract, grow and retain a diverse and balanced customer base; future consolidation and competition in Cyxtera’s customers’ industries, which could reduce the number of Cyxtera’s existing and potential customers and make it dependent on a more limited number of customers; Cyxtera’s reliance on third parties to provide internet connectivity to its data centers; disruption or termination of connectivity; government regulation; the non-realization of the financial or strategic goals related to acquisitions that were contemplated at the time of any transaction; Cyxtera’s ability to protect its intellectual property rights; Cyxtera’s ability to continue to develop, acquire, market and provide new offerings or enhancements to existing offerings that meet customer requirements and differentiate it from its competitors; disruptions associated with events beyond its control, such as war, acts of terror, political unrest, public health concerns, labor disputes or natural disasters; sales or issuances of shares of the combined company’s common stock may adversely affect the market price of the combined company’s common stock; the requirements of being a public company, including maintaining adequate internal control over financial and management systems; risks related to corporate social responsibility; Cyxtera’s ability to lease available space to existing or new customers, which could be constrained by its ability to provide sufficient electrical power; Cyxtera’s ability to adapt to changing technologies and customer requirements; Cyxtera’s ability to manage its growth; risks related to litigation, securities class action or threatened litigation which may divert management time and attention, require Cyxtera to pay damages and expenses or restrict the operation of its business; the volatility of the market price of the combined company’s stock; the incurrence of goodwill and other intangible asset impairment charges, or impairment charges to Cyxtera’s property, plant and equipment, which could result in a significant reduction to its earnings; U.S. and foreign tax legislation and future changes to applicable U.S. or foreign tax laws and regulations and/or their interpretation may have an adverse effect on Cyxtera’s business, financial condition and results of operations and tax rules and regulations are subject to interpretation and require judgment by Cyxtera that may be successfully challenged by the applicable taxation authorities upon audit, which could result in additional tax liabilities; and Cyxtera’s ability to use its United States federal and state net operating losses to offset future United States federal and applicable state taxable income may be subject to certain limitations which could accelerate or permanently increase taxes owed. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of SVAC’s final prospectus related to its initial public offering, SVAC’s Annual Report on Form 10-K/A for the year ended December 31, 2020, the Proxy Statement discussed above under the heading “Additional Information and Where to Find It” and other documents filed by SVAC from time to time with the SEC. There may be additional risks that Cyxtera and SVAC do not presently know or that they currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Cyxtera’s and SVAC’s expectations, plans or forecasts of future events and views as of the date of this press release. Accordingly, you should not place undue reliance upon any such forward-looking statements in this press release. Neither Cyxtera, SVAC nor any of their affiliates assume any obligation to update this press release, except as required by law.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transactions and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of SVAC or Cyxtera nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

Media Contacts

Starboard Value Acquisition Corp.
Dan Gagnier / Jeffrey Matthews
Gagnier Communications
646-569-5897
SVAC@gagnierfc.com